Exhibit 32.1      Section 1350 Certifications.



                           SECTION 1350 CERTIFICATION

The undersigned, David M. Bradley, is the President and Chief Executive Officer of North Central Bancshares, Inc. (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the second quarter ended June 30, 2005 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.









       August 12, 2005                    /s/ David M. Bradley
------------------------------            -------------------------------------
Date                                      David M. Bradley
                                          President and Chief Executive Officer



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                           SECTION 1350 CERTIFICATION

The undersigned, David W. Edge, is the Chief Financial Officer and Treasurer of North Central Bancshares, Inc. (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the second quarter ended June 30, 2005 (the "Report").

By execution of this statement, I certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.









         August 12, 2005                  /s/ David W. Edge
-------------------------------           -------------------------------------
Dated                                     David W. Edge
                                          Chief Financial Officer and Treasurer